UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 14, 2011

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD	57104
(Address of principal executive offices)	(Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)-(c)               On October 14, 2011, the Board of Directors of HF Financial Corp. (the “Company”) announced that Stephen M. Bianchi, previously the Company’s Senior Vice President / President — Twin Cities Market, had been appointed the Company’s Interim President and Chief Executive Officer, effective immediately. Curtis L. Hage, who served as the Company’s Chairman, President and Chief Executive Officer, previously announced that he will retire on December 31, 2011. Until his retirement, he will continue to assist during the leadership transition as Special Advisor.

Mr. Bianchi, 48, has served as the President of the Twin Cities market for Home Federal Bank, the Company’s wholly-owned operating subsidiary (the “Bank”) since April 2010. Prior to joining the Bank, he worked at Associated Bank from 2006 to 2010 including as Senior Vice President, Minnesota Regional President and Minnesota Regional Commercial Banking Manager. Before that, he was Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions for nearly 14 years. There are no family relationships between Mr. Bianchi and any of our other executive officers, and there are no transactions requiring disclosure under Item 404 of Regulation S-K between Mr. Bianchi and our company.

Pursuant to a Letter Agreement dated October 14, 2011, Mr. Bianchi will receive an additional $10,000 in salary per month and reimbursement of expenses incurred in connection with travel to and residing in the Sioux Falls area during the period that he serves as our Interim President and Chief Executive Officer. He is also eligible to receive incentive payments of up to $50,000 in the aggregate for fiscal year 2012. In addition, the term of his employment agreement with the Bank was extended to July 1, 2013. The description herein is qualified in its entirety by reference to the Letter Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company issued a press release on October 14 regarding these leadership transitions and other matters, which is attached hereto as Exhibit 99.1.

ITEM 8.01             OTHER MATTERS.

On October 14, 2011, also in connection with the orderly transition of the leadership of the Company, the Board of Directors appointed Michael M. Vekich as Chairman of the Board of Directors, effective immediately. Mr. Vekich is one of the Company’s independent directors and has served as Vice-Chair of the Board of Directors since November 2010.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits:

10.1                           Letter Agreement between Stephen M. Bianchi and Home Federal Bank, dated October 14, 2011.

99.1                           Press Release dated October 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: October 14, 2011	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President,
Chief Financial Officer, and Treasurer